UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  May 26, 2005

PW Eagle Savings Plan
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-18050

Minnesota	41-1642846
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401
(Address of Principal Executive Offices, Including Zip Code)

541-343-0200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

This 8-K Amendment is being filed solely to correct paragraph (b) (i) to add the phrase "and through May 26, 2005".

a) Previous Independent Registered Public Accounting Firm

    (i) On May 26, 2005, PW Eagle Savings Plan (the Plan) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The decision to dismiss PricewaterhouseCoopers LLP was unanimously approved by the Audit Committee of the Registrant's Board of Directors.

    (ii) The reports of PricewaterhouseCoopers LLP on the Plan's financial statements for the two years ended December 31, 2003 and 2002 contained no adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.

    (iii) During the Plan's two most recent fiscal years and through May 26, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference thereto in their reports on the Plan's financial statements for such years.

    (iv) During the two most recent fiscal years and through May 26, 2005, there have been no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K.)

    (v) The Plan has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 7, 2005 is filed as Exhibit 16.1 to this Form 8-K/A.

(b) New Independent Registered Public Accounting Firm

    (i) The Plan appointed Grant Thornton LLP as its new independent registered public accounting firm as of May 26, 2005. During the Plan's two years ended December 31, 2003 and 2002 and through May 26, 2005, the Plan has not consulted with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements: None

(b) Pro forma financial information: None.

(c) Exhibits:

    16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 7, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

PW Eagle Savings Plan

Date: June 08, 2005.	By:	/s/ Scott Long
Scott Long
Chief Financial Officer, PW Eagle, Inc.

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission dated June 7, 2005